Trust for Credit Unions

(the “Trust”)

Money Market Portfolio

Ultra-Short Duration Government Portfolio
Short Duration Portfolio

Supplement dated July 9, 2007 to the Prospectus dated December 29, 2006

Open Architecture Structure

     At the May 30, 2007 Meeting of the Board of Trustees of the Trust, the Trustees approved changes in certain service provider arrangements that are expected to take effect on or about January 1, 2008. It is expected that PFPC Inc. will provide certain administrative and fund accounting services, as well as transfer agent and custodian services. These services are currently provided by Goldman Sachs Asset Management, L.P., Goldman, Sachs & Co., and State Street Bank and Trust Company. Callahan Financial Services, Inc. will serve as sole distributor of the Portfolios.